UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2007

SEALY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08738	36-3284147
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

Sealy Drive, One Office Parkway Trinity, North Carolina 27370
(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01     Regulation FD Disclosure.

On February 20, 2007, the Company’s investor relations firm inadvertently disclosed a press release in draft form which included cash flow information and a reconciliation of EBITDA to cash flows from operations that were not contained in the final press release.  The Company’s cash flow information and reconciliation of EBITDA to cash flows from operations for the fiscal year ended November 26, 2006 is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits

99.1	Cash flow statement of the Company and reconciliation of EBITDA to cash flows from operations for fiscal year ended November 26, 2006 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEALY CORPORATION

Date: February 21, 2007	/s/ Kenneth L. Walker
	By:	Kenneth L. Walker
	Its:	SENIOR VICE PRESIDENT,
GENERAL COUNSEL